UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2008

AMERICAN URANIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52824	98-0491170
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1201 - 1166 Alberni St., Vancouver, BC, Canada V6E 3Z3
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 685-6153

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On February 14, 2008 we issued options to one of our directors to purchase an aggregate of up to 300,000 shares of our common stock at an exercise price of $0.85 per share, exercisable until February 14, 2013. The options are subject to vesting provisions.

The stock options were issued to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On February 14, 2008, we appointed Donald K. Cooper to our board of directors.

From 2000 until his retirement in late 2007, Donald K. Cooper served as President of Behre Dolbear & Company (USA), Inc., an internationally known and respected mineral industry consulting firm. Since 1996, he has also served as the Global Director of Coal Services for that firm’s parent company, Behre Dolbear & Company, Inc. He is currently a senior associate, a principal and a director of the parent company.

From 1977 through 1996, Mr. Cooper served as the senior sales and marketing officer for a group of privately-held eastern U.S. coal mining companies, including Amvest Corporation, Hawk’s Nest Mining, Inc., Winchester Coals, Inc., and Princess Susan Coal Company. In those positions, he had extensive dealings with the region’s major electric power generating utilities. He was also responsible for relationships with international industrial and steel-manufacturing customers.

From 1966 through 1976, Mr. Cooper held various engineering, operating and technical services positions with the Raw Materials Group of United States Steel Corporation and with North American Coal Corporation. During that period, he served on various governmental advisory committees with respect to development and implementation of the Federal Clean Air Act and the Federal Clean Water Act.

Mr. Cooper received a BS in Mineral Preparation Engineering from The Pennsylvania State University in 1966 and did graduate level work at in Mineral Economics at West Virginia University during 1967 and 1968.

Item 9.01. Financial Statements and Exhibits.

A copy of the following documents are included as exhibits to this current report on Form 8-K pursuant to Item 601 of Regulation SB:

10.1	Form of Stock Option Agreement between the Company and Donald K. Cooper dated February 14, 2008

99.1	Press Release dated February 19, 2008 announcing appointment of new board member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN URANIUM CORPORATION

/s/ Hamish Malkin
Hamish Malkin
Chief Financial Officer and Director

Date: February 19, 2008